SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 15, 2001

FINGERHUT MASTER TRUST

FINGERHUT RECEIVABLES, INC.

(Originator of the Fingerhut Master Trust)

(Exact name of registrant as specified in its charter)

Delaware 333-45599 and 333-45611 41-1783128

(State of Incorporation) (Commission File Number) (IRS Employer Identification No.)

4400 Baker Road, Suite F480, Minnetonka, Minnesota 55343

(Address of principal executive offices)

(952) 936-5035

(Registrant's telephone number, including area code)

FINGERHUT RECEIVABLES, INC.

Current Report on Form 8-K

Item 7. Financial Statements and Exhibits

Ex. 20.a Series 1998-1 February Certificateholders' Statement

Ex. 20.b Series 1998-2 February Certificateholders' Statement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINGERHUT RECEIVABLES, INC.

By Brian M. Szames

Brian M. Szames

President and Treasurer

Dated: March 15, 2001